UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

December 14, 2018

Date of report (Date of earliest event reported)

QUAKER CHEMICAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-12019

PENNSYLVANIA		No. 23-0993790
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)
One Quaker Park 901 E. Hector Street Conshohocken, Pennsylvania 19428 (Address of principal executive offices) (Zip Code)

(610) 832-4000 (Registrant’s telephone number, including area code)

Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement.

Amendment to Amended and Restated Credit Agreement

On December 14, 2018, Quaker Chemical Corporation (the “Company”) and certain of its subsidiaries, as borrowers, Bank of America, N.A. (“Bank of America”) as administrative agent, and the other lenders party thereto, entered into an amendment (the “Amendment”) to that certain Amended and Restated Credit Agreement, dated as of June 14, 2013, by and among the Company and certain of its subsidiaries, as borrowers, Bank of America as administrative agent, swing line lender and L/C issuer, and the other lenders party thereto (as amended, the “Credit Facility”).

Among other things, the Amendment extends the maturity date of the Credit Facility to March 15, 2020.

The administrative agent and certain of the lender parties to the Amendment and/or the Credit Facility have provided, and may in the future provide, normal banking, investment banking and/or advisory services for the Company and/or its affiliates from time to time, for which they have received, or may in the future receive, customary fees and expenses.

The foregoing description of the Amendment is a summary and is qualified in all respects by the provisions of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 of this current report is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are included as part of this report:

Exhibit No.	Description

10.1	Amendment No. 4, dated as of December 14, 2018, to the Amended and Restated Credit Agreement, dated as of June 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUAKER CHEMICAL CORPORATION

Date: December 18, 2018	By:	/s/ Robert T. Traub
Robert T. Traub
Vice President, General Counsel and Corporate Secretary